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                                                                   Exhibit 10.17

                           CALIPER LIFE SCIENCES, INC.

                 Non-Employee Directors' Cash Compensation Plan

                                   SECTION 1.
                                     PURPOSE

Caliper Life Sciences, Inc.'s Non-Employee Directors' Cash Compensation Plan (the "Plan") has been established by Caliper Life Sciences, Inc (the "Company") to attract and retain as members of its Board of Directors persons who are not full-time employees of the Company or any of its subsidiaries but whose business experience and judgment are a valuable asset to the Company and its subsidiaries.

                                   SECTION 2.
                                DIRECTORS COVERED

As used in the Plan, the term "Director" means any person who is elected to the Board of Directors of the Company in January, 1997 or at any time thereafter, and is not a full-time employee of the Company or any of its subsidiaries.

                                   SECTION 3.
                            FEES PAYABLE TO DIRECTORS

      3.1 Each Director shall be entitled to an annual retainer fee of Fifteen Thousand Dollars ($15,000), payable quarterly in arrears for each calendar quarter or portion thereof that s/he holds such office with the Company.

      3.2 Each Director shall be entitled to a fee of Two Thousand Five Hundred Dollars ($2,500) for meeting of the Board of Directors that s/he attends in person, and One Thousand Dollars ($1,000) for each meeting of the Board of Directors that s/he attends via telephone or other electronic method.

      3.3 A Director who serves as Chairman of the Audit Committee of the Board of Directors shall be entitled to an annual retainer fee of Five Thousand Dollars ($5,000), payable quarterly in arrears for each calendar quarter or portion thereof that s/he holds such office with the Company. A Director who serves as a member of the Audit Committee of the Board of Directors shall be entitled to an annual retainer fee of Three Thousand Dollars ($3,000), payable quarterly in arrears for each calendar quarter or portion thereof that s/he holds such office with the Company.

      3.4 A Director who serves as Chairman of the Compensation Committee of the Board of Directors shall be entitled to an annual retainer fee of Two Thousand Five Hundred Dollars ($2,500), payable quarterly in arrears for each calendar quarter or portion thereof that s/he holds such office with the Company. A Director who serves as member of the Compensation Committee of the Board of Directors shall be entitled to an

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annual retainer fee of One Thousand Dollars ($1,000), payable quarterly in arrears for each calendar quarter or portion thereof that s/he holds such office with the Company.

      3.5 A Director who serves as Chairman of the Governance and Nominating Committee of the Board of Directors shall be entitled to an annual retainer fee of Two Thousand Five Hundred Dollars ($2,500), payable quarterly in arrears for each calendar quarter or portion thereof that s/he holds such office with the Company. A Director who serves as member of the Governance and Nominating Committee of the Board of Directors shall be entitled to an annual retainer fee of One Thousand Dollars ($1,000), payable quarterly in arrears for each calendar quarter or portion thereof that s/he holds such office with the Company.

                                   SECTION 4.
                                  MISCELLANEOUS

      4.1 Establishment of the Plan and coverage hereunder of any person shall not be construed to confer any right on the part of such person to be nominated for reelection to the Board of Directors of the Company, or to be reelected to the Board of Directors.

      4.2 While the Company expects to continue the Plan, it must necessarily reserve, and does hereby reserve, the right to amend or discontinue the Plan at any time; provided, however, that any amendment or discontinuance of the Plan shall be prospective in operation only, and shall not affect the payment of any Directors' fees theretofore earned by any Director, or the conditions under which any such fees are to be paid under the Plan, unless the Director affected shall expressly consent thereto.